UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2004

U.S. Restaurant Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-13089	75-2687420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12240 Inwood Road, Suite 300 Dallas, Texas	75244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 387-1487

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

The presentation included with this current report on 8-K as Exhibit 99.1 was made at the Morgan Keegan Equity Conference on September 9, 2004.

In connection with the proposed transactions referenced in the materials included as Exhibit 99.1 to this current report on Form 8-K, U.S. Restaurant Properties and CNL Restaurant Properties intend to file a joint proxy statement/prospectus on Form S-4 and other materials with the Securities and Exchange Commission. SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these materials when they become available as well as other materials filed with the Securities and Exchange Commission concerning U.S. Restaurant Properties and CNL Restaurant Properties at the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, these materials and other documents filed by U.S. Restaurant Properties may be obtained for free by directing a request to U.S. Restaurant Properties at 12240 Inwood Rd., Suite 300, Dallas, TX 75244; Attn: Investor Relations. In addition, these materials and other documents filed by CNL Restaurant Properties may be obtained for free by directing a request to CNL Restaurant Properties at 450 South Orange Avenue, Orlando, FL 32801; Attn: Investor Relations.

U.S. Restaurant Properties and CNL Restaurant Properties, and their respective directors and executive officers and other members of their management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of U.S. Restaurant Properties and CNL Restaurant Properties in connection with the merger. Information about the directors and executive officers of U.S. Restaurant Properties and their ownership of U.S. Restaurant Properties’ shares is set forth in the proxy statement for U.S. Restaurant Properties Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 19, 2004. Information about the directors and executive officers of CNL Restaurant Properties and their ownership of CNL Restaurant Properties’ shares is set forth in the proxy statement for CNL Restaurant Properties Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 7, 2004. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RESTAURANT PROPERTIES, INC.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

Dated: September 9, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation